Exhibit 10.11

Execution Version

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1

TO

FOURTH AMENDED AND RESTATED SECURED PROMISSORY NOTE

This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED SECURED PROMISSORY NOTE (this “Amendment”), dated as of November 30, 2009, is entered into by and between First Wind Acquisition, LLC, a Delaware limited liability company, (“FWA”) and HSH Nordbank AG, New York Branch as Lender, Collateral Agent and Administrative Agent, (“HSHN”).

RECITALS

WHEREAS, FWA and HSHN entered into that certain Fourth Amended and Restated Secured Promissory Note, dated as of July 17, 2009 (the “FWA Note”); and

WHEREAS, FWA and HSHN wish to amend the FWA Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.       Definitions.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the FWA Note, as applicable, and the principles of interpretation set forth in Section 1(b) of the FWA Note shall apply herein.

Section 2.       Amendments to FWA Note.   Effective on the date hereof, the FWA Note is hereby amended as follows:

(a)           Section 2.5(b)(iii) is hereby amended to add a proviso immediately after the words “together with all interest and fees thereon” that shall read as follows:

“; provided, that in respect of the five (5) Turbines previously assigned to the Stetson II Project and erected at the site for the Stetson II Project, FWA shall no later than December 4, 2009 make a prepayment of the Corresponding Term Loans related to such Turbines such that, after giving effect to such prepayment, the aggregate outstanding principal amount of the Corresponding Term Loans for each such Turbine is equal to or less than $***** per megawatt of capacity of such Turbine; provided, further, that any other Turbines assigned to the Stetson II Project may be erected at the site for the Stetson II Project upon or after receipt by HSHN of prepayment(s) such that, after giving effect to such prepayment(s), the aggregate outstanding principal amount of Corresponding Term Loans for each such Turbine is equal to or less than $***** per megawatt of capacity of such Turbine.”

(b)           Section 5(x) is hereby amended to add a proviso immediately following the words “or that could materially impair the lien of the Security Agreements” that shall read as follows:

; provided, further that the Borrower may (I) remove from storage, transport and store the Turbines related to the Stetson II Project at the site for the Stetson II Project and (II) erect, install or assemble the Turbines related to the Stetson II Project at the site for the Stetson II Project so long as the required prepayment set forth in Section 2.5(b)(iii) has been received by HSHN.”

Section 3.  Effectiveness.  This Amendment shall become effective as of the date hereof. This Amendment constitutes the entire agreement between the parties hereto with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, between the parties hereto with respect to the subject matter of the Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment.

Section 4.       Miscellaneous.

(a)           Reference to and Effect on the FWA Note and Other Basic Document.  Except as expressly set forth herein, the FWA Note and the other Basic Documents as specifically amended by this Amendment shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

(b)           Governing Law, Etc.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflict of laws provisions thereof other than Section 5-1401 of the New York General Obligations Law). FWA hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of any state or federal court sitting in the County of New York, State of New York over any suit, action or proceeding arising out of or relating to this Amendment. Service of process by HSHN in any such dispute shall be binding on FWA if sent to FWA by registered or certified mail, at the address specified on the signature page of this Amendment. FWA agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction.

EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL IN ANY ACTION RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

NO CLAIM SHALL BE MADE BY ANY PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS AGAINST ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES, DIRECTORS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (WHETHER OR NOT THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT, DUTY IMPOSED BY LAW OR OTHERWISE), IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY ACT OR OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH

2

SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

(c)           Counterparts and Facsimile or Electronic Mail Execution.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or by electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(d)           Address for Notices.  The parties acknowledge and agree that the address for notices set forth on the signature pages to this Amendment shall be the addresses for all notices delivered in connection with this Amendment, the FWA Note or any Basic Document and that the addresses set forth on the signature pages to the FWA Note shall no longer be effective for notices.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date and year first above written.

FIRST WIND ACQUISITION, LLC, a Delaware limited liability company

By:	/s/ Robert S. Schauer
Name: Robert S. Schauer
Title: Treasurer

Address for Notices:

First Wind Acquisition, LLC
c/o First Wind Energy, LLC
179 Lincoln Street, Suite 500
Boston, MA 02111
Attention: President
Facsimile: (617) 960-2889

with a copy to:

First Wind Energy, LLC
179 Lincoln Street, Suite 500
Boston, MA 02111
Attention: General Counsel
Facsimile: (617) 960-2889

Amendment No. 1 to FWA Note

HSH NORDBANK AG, ACTING THROUGH ITS NEW YORK BRANCH,
as Lender, Administrative Agent and Collateral Agent

/s/ David Watson
By:	David Watson
Title:	Vice President
HSH Nordbank AG, New York Branch

/s/ Michael Pepe
By: Title:	Michael Pepe Senior Vice President
HSH Nordbank AG, NY Branch

Address for Notices:

HSH NORDBANK AG, NEW YORK BRANCH
230 Park Avenue
32nd Floor
New York, New York 10169-0005
Attention: Energy - Portfolio Management
Telephone: (212) 407-6044 (David Watson)
Facsimile: (212) 407-6807

with a copy to:

HSH NORDBANK AG, NEW YORK BRANCH
230 Park Avenue
32nd Floor
New York, New York 10169-0005
Attention: General Counsel
Telephone: (212) 407-6142
Facsimile: (212) 407-6811

Amendment No. 1 to FWA Note